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                                                                  EXHIBIT 10.194

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 1 (the "Amendment"), made as of this 1st day of June, 2002 (the "Effective Date"), by and between PPD Development, LP ("PPD Development") and W. Richard Staub ("Employee"), amends that certain Employment Agreement dated May 1, 2002 between PPD Development and Employee (the "Employment Agreement").

     FOR AND IN CONSIDERATION OF the mutual promises, covenants and conditions contained herein, and other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Employment Agreement as follows:

     1. Amendment to Section 4. The first sentence of Section 4 of the Employment Agreement is hereby stricken and replaced in full by the following:
"Employee shall have overall responsibility for business development of (a) PPD Development and all of its subsidiaries except Pharmaco Investments, Inc., (b) PPD Global Ltd., (c) Leicester Clinical Research Centre Ltd., (d) Chelmsford Clinical Trials Unit Ltd., (e) Piedmont Research Center, Inc., (f) Medical Research Laboratories International, LLC, and (g) Medical Research Laboratories International, BVBA (collectively, the "Businesses").

     2. New Appendix I. All references to Appendix I in the Employment Agreement shall be deemed to refer to Appendix I attached to this Amendment.

     3. Binding Effect. The Employment Agreement, as herein amended, shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                     PPD DEVELOPMENT, LP
                                     By:  PPD GP, LLC, its general partner

                                     By:     /s/ Fred B. Davenport, Jr.
                                            ----------------------------------
                                     Name:  Fred B. Davenport, Jr.
                                            ----------------------------------
                                     Title: Vice President
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                                     /s/ W. Richard Staub               (SEAL)
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                                     W. Richard Staub